SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 9, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-1)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-1 REMIC Pass-Through Certificates.

      On January 30, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2003) as of January 1, 2003 of $405,860,262.91. Information below is provided with respect to all mortgage loans expected to be included in the mortgag loan pool.

      The total number of mortgage loans as of January 1, 2003 was 875. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of January 1, 2003 was 6.349%. The weighted average remaining term to stated maturity of the mortgage loans as of January 1, 2003 was 357.41 months. All mortgage loans have original maturities of at least 19 but no more than 30 years. None of the mortgage loans were originated prior to January 1, 2002 or after January 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of January 1, 2003 was 358.47 months.

      None of the mortgage loans has a scheduled maturity later than January 1, 2033. Each mortgage loan had an original principal balance of not less than $52,549 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $5,505,457 as of January 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of January 1, 2003 was 62.9%. No more than $5,367,764 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

      At least 97% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 3% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 79% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

      All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 7;

      2. such mortgage loans have an aggregate scheduled principal balance of $3,193,905;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 78.5%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 93.6%.

      Discount loans will consist of mortgage loans with net loan rates less than 5.500%. Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the discount loans and the premium loans were $356,618 and $405,503,645, respectively. The weighted average interest rates of the discount loans and the premium loans, as of the cut-off date, were 5.625% and 6.350%, respectively. The weighted average remaining terms to stated maturity of the discount loans and the premium loans, as of the cut-off date, were 359.00 months and 357.41, respectively.

      The following tables set forth information regarding the mortgage loans as of January 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                875                         $405,860,263


Total                               875                         $405,860,263
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     765                         $356,578,477

Multi-family Dwellings*              15                            7,616,088

Townhouses                           14                            6,058,685

Condominium Units (one to four       19                            8,796,804
stories high)

Condominium Units (over four         12                            6,188,686
stories high)

Cooperative Units                    50                           20,621,523


Total                               875                         $405,860,263
                                    ===                         ============
-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            860                         $398,244,174

2-family                             12                            6,524,710

3-family                              2                              923,379

4-family                              1                              168,000


Total                               875                         $405,860,263
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   17                         $  1,669,187

$150,000 through $199,999             3                              510,098

$200,000 through $249,999             3                              677,799

$250,000 through $299,999             2                              553,770

$300,000 through $349,999            92                           30,938,946

$350,000 through $399,999           215                           81,030,760

$400,000 through $449,999           154                           65,564,237

$450,000 through $499,999           131                           62,531,441

$500,000 through $549,999            75                           39,378,972

$550,000 through $599,999            56                           32,352,459

$600,000 through $649,999            45                           28,428,107

$650,000 through $699,999            47                           32,053,727

$700,000 through $749,999             7                            4,984,957

$750,000 through $799,999             6                            4,655,450

$800,000 through $849,999             3                            2,495,430

$850,000 through $899,999             6                            5,260,909

$900,000 through $949,999             2                            1,874,120

$950,000 through $999,999             9                            8,899,894

$1,000,000 and over                   2                            2,000,000


Total                               875                         $405,860,263
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.625% - 6.000%                      32                         $ 14,882,881

6.001% - 6.500%                     750                          350,989,657

6.501% - 6.875%                      93                           39,987,725

Total                               875                         $405,860,263
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    411                         $195,051,763

65.001% - 75.000%                   232                          107,457,554

75.001% - 80.000%                   216                           97,845,489

80.001% - 85.000%                    11                            3,937,558

85.001% - 90.000%                     4                            1,193,005

90.001% - 95.000%                     1                              374,894


Total                               875                         $405,860,263
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                         $    499,537
Arizona                              12                            5,383,633
California                          332                          155,377,681
Colorado                             21                            9,628,282
Connecticut                          39                           18,933,885
Delaware                              1                              449,164
District of Columbia                  6                            2,886,523
Florida                               7                            2,680,581
Georgia                              16                            7,498,050
Idaho                                 3                            1,382,524
Illinois                             32                           14,916,575
Indiana                               1                              333,698
Kansas                                2                              912,642
Kentucky                              2                              874,209
Louisiana                             4                            1,313,391
Maine                                 2                            1,074,466
Maryland                             24                           10,456,455
Massachusetts                        41                           19,977,305
Michigan                              3                            1,260,070
Minnesota                             6                            2,533,861
Missouri                             16                            8,273,301
Nevada                                3                            1,296,568
New Hampshire                         2                              873,508
New Jersey                           48                           21,461,644
New York                            169                           80,425,053
North Carolina                        6                            2,621,808
Ohio                                  9                            3,952,861
Oklahoma                              1                              235,500
Oregon                                2                              717,483
Pennsylvania                          3                            1,140,091
Rhode Island                          1                              374,894
South Carolina                        4                            1,709,908
Tennessee                             6                            2,500,401
Texas                                 6                            2,579,728
Utah                                  1                              433,588
Vermont                               1                              455,567
Virginia                             23                            9,295,272
Washington                           16                            7,858,518
West Virginia                         1                              343,658
Wisconsin                             1                              387,903
Wyoming                               1                              550,477


Total                               875                         $405,860,263
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By:
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: January 9, 2003